UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 30, 2008

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PharmaNet Development Group, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	001-16119	59-2407464
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

504 Carnegie Center, Princeton, NJ 08540

(Address of Principal Executive Office) (Zip Code)

(609) 951-6800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.

RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 30, 2008, PharmaNet Development Group, Inc., a Delaware corporation (“PharmaNet” or the “Company”), issued a press release announcing its earnings for the year ended March 31, 2008.  The full text of the press release is attached to this current report on Form 8-K as Exhibit 99.1*

ITEM 7.01.

REGULATION FD DISCLOSURE.

On April 28, 2008, PharmaNet issued a press release which provided historical quarterly and full year summary tables for 2005 through 2007 containing GAAP and non-GAAP results.  The full text of the press release is attached to this current report on Form 8-K as Exhibit 99.2*

* The information furnished pursuant to Item 2.02 and Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

ITEM 9.01.

EXHIBITS.

Exhibit No.	Description
99.1	Earnings Press Release dated April 30, 2008.
99.2	Press Release dated April 28, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHARMANET DEVELOPMENT GROUP, INC.

By:	/s/ John P. Hamill
John P. Hamill EVP and Chief Financial Officer

April 30, 2008